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                                                                Exhibit 23.1




                                 ACCOUNTANTS' CONSENT



The Board of Directors
St. Joe Corporation:

    We consent to the use of our reports incorporated herein by reference.


                                       /S/  KPMG Peat Marwick LLP

                                       KPMG Peat Marwick LLP


Jacksonville, Florida
December 23, 1997